ARRAY Technologies to Acquire APA Solar June 18, 2025 Exhibit 99.2

Forward-Looking Statements and Other Information This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “anticipates,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “designed to” or similar expressions and the negatives of those terms. Forward-looking statements include statements regarding the proposed acquisition (the “APA Solar Acquisition”) by a subsidiary of ARRAY Technologies, Inc. (“ARRAY” or the “Company”) of APA Solar, LLC (“APA”), the anticipated benefits (including synergies) of the APA Solar Acquisition, the anticipated impact of the APA Solar Acquisition on the Company’s business and future financial and operating results, the expected timing of the APA Solar Acquisition, including the expected closing date of the APA Solar Acquisition and the timing of expected synergies and returns from the APA Solar Acquisition, and the Company’s future financial position, business strategy, revenues, earnings, free cash flow, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations. Actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: the ability to complete the APA Solar Acquisition on anticipated terms and timetable; ARRAY’s ability to integrate APA’s operations in a successful manner and in the expected time period; the Company’s ability to achieve the strategic and other objectives relating to the APA Solar Acquisition; the possibility that various closing conditions for the APA Solar Acquisition may not be satisfied or waived; risks relating to any unforeseen liabilities of APA; changes in growth or rate of growth in demand for solar energy projects; competitive pressures within our industry; factors affecting viability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like high voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar energy production systems, which makes it difficult to predict our future prospects; competition from conventional and renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system; existing electric utility industry policies and regulations, and any subsequent changes or new related policies and regulations, may present technical, regulatory and economic barriers to the purchase and use of solar energy systems, which may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Ukraine-Russia war, attacks on shipping in the Red Sea, conflict in the Middle East, and inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary right; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information; a failure to maintain an effective system of integrated internal controls over financial reporting; our substantial indebtedness, risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are applied adversely to us or our customers, including our ability to optimize those changes brought about by the passage of the Inflation Reduction Act or any repeal thereof; and the other risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K and subsequent reports, and other documents on file with the SEC, each of which can be found on our website, www.arraytechinc.com. The forward-looking statements included in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. DISCLAIMER

Non-GAAP Financial Information This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including EBITDA. "EBITDA" means, with reference to any historical period of APA Solar, as net income (loss) to common shareholders plus interest expense, income tax expense (benefit), depreciation, and amortization. We believe that the presentation of EBITDA enhances the reader’s understanding of past financial performance and future prospects. Our management team uses EBITDA in assessing performance, as well as in planning and forecasting future periods. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. EBITDA, as used in this presentation, may be different from, and thus may not be comparable to, similarly titled non-GAAP measures used by other companies. In the case of non-GAAP financial measures presented for future periods, the Company advises that it is unable to provide reconciliations of such measures without unreasonable effort. Accordingly, such measures should be considered in light of the fact that no GAAP measure of performance or liquidity is available as a point of comparison to such non-GAAP measures. Market and Industry Data This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.  DISCLAIMER

ARRAY is acquiring APA Solar, a leading U.S. provider of Engineered Foundation Solutions and Fixed-Tilt Mounting Systems Engineered Foundation Solutions – ground screw and helical pilings that are an alternative to conventional H-piles in regions with frost heave, hard soil, and mixed soil, making projects more viable in areas with challenging soil conditions Fixed-Tilt Mounting Systems – a preferred choice for smaller commercial and industrial (C&I) projects and increasingly being deployed in certain types of utility-scale projects Transaction value of ~$179 million, representing a multiple of ~7.6x trailing 12 EBITDA excluding 45X credits(1) Expected to be high single-digit-percentage accretive to Adjusted EPS in year 1 before synergies Closing expected in the third quarter of 2025(2) Purchase price at closing expected to be funded with cash on hand TRANSACTION OVERVIEW (1) Transaction value includes the net present value of expected tax savings that will be created by stepping up the tax basis of APA’s assets and other related deductions. (2) Subject to regulatory approval and customary closing conditions.

APA INVESTMENT THESIS

1 CREATES COMPETITIVE ADVANTAGE

Integrated tracker/foundation system that installs easier than the competition and can address majority of soil conditions

- Ideal for hard soil, mixed soil and frost heave conditions
- Low installation tolerances
- Competitively priced
- Foundation solutions can be used for battery storage systems and inverter pads
- No specialized, high-cost drill rigs

Manufactured in the U.S.

- 45X Eligible
- Less exposed to tariffs
- Adds to customers' domestic content

2 EXPANDS SHARE OF WALLET OPPORTUNITY

Expands our addressable market by nearly 40%

- U.S. Utility-Scale tracker foundations are a $1.2 billion market that ARRAY has not historically participated in
- Adds fixed-tilt products to portfolio, a market that ARRAY has not historically participated in

3 SIGNIFICANT COST & REVENUE SYNERGIES

Potential cost synergies in:

- Steel sourcing
- Regionalizing manufacturing
- Warehousing and logistics
- Corporate overhead

Potential revenue synergies from:

- Integrated product offering
- Cross-selling opportunities

High contribution margins

- No incremental sales costs – *every project needs racking and foundations*

4 FINANCIALLY COMPELLING

Attractive valuation

- 7.6x trailing 12 months EBITDA *excluding* 45X credits[(1)]
- Multiple goes down as earnout is achieved

Immediately accretive

- Expected to be high single-digit-percentage accretive to Adjusted EPS in year 1 *before* synergies

Strong alignment with sellers

- Founders will remain with company following the transaction w/ 20% of purchase price deferred and conditioned on their continued employment
- Earnout tied to EBITDA generation over the next three years

Significant tax benefits

- Basis step-up and deferred purchase price expense should create nominal tax savings of up to $49M ($31M on an NPV basis)

(1) Transaction value includes the net present value of expected tax savings that will be created by stepping up the tax basis of APA's assets and other related deductions.

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APA SOLAR OVERVIEW

- Founded in 2008 by Josh and Joe Von Deylen
- Headquarters and principal manufacturing located in Ridgeville Corners, Ohio
- Approximately 250 employees
- Strong presence in the Midwest and Northeast regions; rapidly penetrating other U.S. regions
- Foundation systems compatible with ARRAY, Nextracker, GameChange Solar, and other tracker solutions
- Consistently profitable
- 2024 revenues and EBITDA of approximately $129M and $25M, respectively

Engineered Foundation Solutions

A-FRAME
TRACKER INTERFACE

Engineered A-Frame foundations ideal for difficult soil conditions





SCREW
Best suited for rocky soils, hard pan or bedrock and clay



HELICAL
Ideal for high water tables, soft soils, deep frost lines and shallow bedrock



C-PILE
Ideal for soils with few obstructions and soils that allow high skin friction



GEO-BALLAST
Best suited for areas of non-penetrative soils, such as landfills



POUR-N-GO
Best suited for areas of non-penetrative soils, such as landfills

An industry-leading sub-surface solution provider with competitive costs that *does not require specialized installation equipment*

Fixed-Tilt Mounting Systems

TITAN / **TITAN DUO**

4-Rail design for areas with high snow loads and ideal for large format modules



READYRACK

Flexible, simple configuration with adjustable features for fast installation



Top 3 manufacturer of fixed-tilt racking in the U.S.

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Selected APA SOLAR Projects Solar Tracker Engineered Foundation Solutions Fixed-Tilt Projects 85 MW, TITAN Duo Axton, VA 6.1 MW, Geoballast Wells, ME 89 MW, TITAN Pile Waverly, VA 19.5 MW, A-Frame Clark County, IL 4.7 MW, A-Frame Pulaski, NY 3.3 MW, A-Frame Middlebury, VT 3.7 MW, Ready Rack Fajardo, Puerto Rico 165 MW, A-Frame Jackson County, MI

“FOUNDATIONS 101” – GROWTH OF ALTERNATIVES

Traditional Approach	Engineered Foundation Alternatives

Single Subsurface & Tracker Interface

- **H-Piles** – Steel beams that are percussively driven into the ground, sometimes with pre-drilling



Subsurface

- **Ground Screws** – Galvanized steel screws. Best suited for rocky or dense soils



- **Helical piers** – Galvanized steel shafts with circular, tapered plates (helices) welded to them. Best suited for soft soils & frost heave



Tracker Interface

- Above ground support for the tracker, panels, and balance of systems
- Highly adjustable, allowing for installation flexibility in undulating terrain
- Handle tracker structural loads better than traditional piles



Key Issues

- Depending on soil, can require high embedment depth, increasing costs
- Can require expensive pre-drilling and/or cementing
- Potential for pile refusal in hard soils makes installation difficult, creates cost uncertainty and can require costly fixes

Why Demand for Engineered Foundations is Growing

- Product advancements in Engineered Foundations have made previously cost-prohibitive sites economically viable
- Solar is expanding to sites and regions with more challenging soils where ground screws and helicals have superior installation and performance characteristics
- Routine and quality installations are critical for project installation success – Engineered Foundations coupled with standard installation practices reduce risk

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ENGINEERED FOUNDATIONS FOR TRACKERS ARE A GROWING SEGMENT Engineered foundations are a cost-effective solution for challenging soil conditions Frost Action Regions Hard Soil Regions Engineered A-Frame foundations that address difficult soil conditions is the fastest growing product within the APA portfolio and are increasingly being deployed in large utility-scale projects (>200MW) Source: USDA and Enverus, ARRAY Analysis Source: USDA: Aridisols

CREATING INTEGRATED TRACKER/FOUNDATION SOLUTION THAT’S COMPELLING TO CUSTOMERS Integrated offering brings deeper customer-focused solutions Products in Gold Products in Blue Foundation Systems Meet growing need for engineered systems to address soil and environmental variations Ohio Based Manufacturing U.S. based manufacturing supports domestic supply chain and re-shoring efforts End Customer Focused Solutions Suite of tools and partnerships, including our SmarTrackTM platform and SWAP Robotics Established Domestic Supply Chain U.S. supply chain limits tariff impact and optimizes IRA credit realization Leading Tracker Product Portfolio Provider of industry leading passive stow technology maximizing yield

EXPANDING ARRAY'S SHARE OF WALLET OPPORTUNITY


U.S. Utility-Scale Solar Industry
($ in Billions)
Nearly 40% increase in ARRAY's Share of Wallet Opportunity
$3.2
$1.2
$4.4
Trackers & Fixed-Tilt Racking (1) (2)
Tracker Foundations (3)
Total Utility-Scale SBOS Market

Key Takeaways

- Fixed-tilt products provide access to non-tracker project segment, which carries attractive margins
- Engineered foundations increase share of wallet available to ARRAY on technically difficult soil-condition projects, aligning with ARRAY's engineered value philosophy
- Attractive contribution margins on incremental sales – *same sales team generating higher average order sizes*
- Future integrated product roadmap creates value for customers by optimizing product design and installation efficiency

(1) Based on 34.0 GW of tracker systems installed in the U.S. in 2024 and an ASP of $0.09/W according to Wood Mackenzie.
(2) Based on 2.3 GW of fixed-tilt systems installed in the U.S. in 2024 and an ASP of $0.07/W, according to Wood Mackenzie.
(3) Based on 34.0 GW of tracker systems installed in the U.S. in 2024 and an ASP of $0.03/W, including traditional & engineered foundations according to Wood Mackenzie.
SBOS = Structural Balance of System.

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LEVERAGING ARRAY’s CORE STRENGTHS Technical & Engineering Expertise Manufacturing Optimization Domestic & Global Supply Chain Management Strong Customer Relationships Industry leading technical and engineering design, driving improved yield and IRR for customers State of the art facility in Albuquerque, NM expected to open in early 2026, allowing for greater flexibility and cost management Efficient domestic supply chain and supplier base to maximize benefits of procurement and tax credit opportunities Decades long relationships with global, leading utility-scale EPCs and Developers APA will leverage ARRAY’s technology, manufacturing, supply chain leadership, commercial channels and customer relationships to bring additional value to shareholders Optimize foundation + tracker design to provide greater project value Integrated ARRAY + APA footprint reduces customer logistics costs Transition best practices and vendor management to capture additional margin Expand customer base with utility-scale opportunities

OVERVIEW OF KEY TRANSACTION TERMS $210 million less indebtedness and other customary purchase price adjustments 80% of the purchase price payable in cash at closing, the "Closing Payment" 10% payable in cash or common stock on the first anniversary of the closing 10% payable in cash or common stock on the second anniversary of the closing (collectively with the payment of the first anniversary, the “Deferred Consideration”) Estimated cash consideration payable at closing of approximately $168 million Purchase Price Deferred Consideration Earnout (Part of Purchase Consideration) An initial value of $40 million payable in ARRAY common stock and subject to the achievement of certain EBITDA targets The maximum number of shares that can be earned will be fixed by dividing $40 million by the 10-day VWAP immediately following closing and further subject to reduction if the value of the shares delivered exceeds $90 million when earned (i.e., if ARRAY shares appreciate significantly over the period of the earnout, the number of shares issued to the sellers could be reduced) Conditioned on founders being employees in good standing at the time the payment is due Considered compensatory (i.e., P&L expense) and ARRAY can pay in stock in lieu of cash, solely at its option (1) Basis Step-Up Upon the closing of the transaction, ARRAY will step-up its basis in APA’s assets which will result in incremental tax depreciation and amortization (i.e., the entire purchase consideration is deductible for tax over the life of APA’s assets) The additional depreciation and amortization (in combination with deductions from the Deferred Consideration) are expected to generate total potential tax savings of up to $49 million (or $31 million on an NPV basis using a 10% discount rate) Key Conditions to Closing HSR approval and other customary closing conditions Closing expected in the third quarter (1) Because the deferred consideration is conditioned on the founders’ continued employment, the payments will be considered compensation expense. We will exclude deferred consideration from our Adjusted EBITDA and Adjusted Net Income in our reporting.

APA FINANCIAL SNAPSHOT REVENUE ($ in millions) EBITDA ($ in millions) Earn-Out Thresholds % Growth +21.5% % Margin 20.5% 19.3% $37.0 $43.0 $53.0 Target Min/Max Threshold The sellers are eligible for additional payments of $13.3 million on each of the first, second and third anniversaries of the closing subject to the percentage achievement of certain EBITDA targets If the sellers achieve less than the target but more than the minimum threshold, they receive a proportionate amount of the $13.3 million If the sellers achieve more than the target in any period, they can earn up to $26.6 million, but the total amount that they can earn over the three-year period is capped at $90 million An initial value of $40 million payable in ARRAY common stock and subject to the achievement of certain EBITDA targets. To the extent needed to comply with the Nasdaq "20% rule," a portion of the earnout will be paid in cash rather than common stock. Figures exclude 45X credits

STRATEGIC RATIONALE SUMMARY Market Diversification Expanded Product Offerings Engineered Foundation Solutions Address difficult subsurface needs in frost heave, hard, and mixed soil regions without requiring specialized equipment for installation Integration of the tracker and foundation is a key enabler to increasing system efficiency and customer value by removing product constraints and enabling step-change cost reductions Fixed-Tilt Mounting Systems Diversification into the fixed-tilt segment expands ARRAY’s addressable market and product portfolio Fixed tilt systems are often a preferred choice for commercial and industrial (C&I) projects and are increasingly being deployed in certain types of utility-scale projects Financial Benefits Attractive valuation of ~7.6x trailing 12 months EBITDA excluding 45X credits(1) Expected to be high-single-digit percentage accretive to Adjusted EPS in year 1 before synergies Creates up to $49 million of undiscounted cash tax savings ($31 million on an NPV basis using a 10% discount rate) Significant potential cost & revenue synergies Platform for Growth Transaction value shown includes the net present value of expected tax savings that will be created by stepping up the tax basis of APA’s assets. Subject to regulatory approval and customary closing conditions.

2025 GUIDANCE No change at this time in guidance on ARRAY standalone basis Will update 2025 full-year guidance for APA Q4 contribution following closing

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